                                                                   EXHIBIT 10.11





                         SECURITIES EXCHANGE AGREEMENT


                                  BY AND AMONG


                              SONOMA INTERNATIONAL

                                      AND

                        CLEAR CREEK INVESTMENTS, L.L.C.

                                      AND

                            THE LIMITED PARTNERS OF
                        JAMESTOWN RESORT & MARINA, LTD.





                               September 9, 1996

                               TABLE OF CONTENTS



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SECTION 1. DESCRIPTION OF TRANSACTIONS

1.1    Exchange of Securities
1.2    Closing
1.3    Closing Deliveries
1.4    Conditions to Closing of Sonoma
1.5    Conditions of Closing of the Stockholders
1.6    Definitions


SECTION 2. REPRESENTATIONS OF THE STOCKHOLDERS

2.1    Organization
2.2    Partnership Power
2.3    Authorization
2.4    Capitalization
2.5    Effect of Transactions, Compliance with Obligations
2.6    Brokerage
2.7    Consents
2.8    Status of Stockholders
2.9    Unregistered Securities Under Securities Act
2.10   No Distribution of Stock to Public


SECTION 3. REPRESENTATIONS OF SONOMA

3.1    Organization
3.2    Corporate Power
3.3    Authorization
3.4    Capitalization
3.5    Preemptive Rights, Registration Rights
3.6    Financial Statements
3.7    Liabilities and Obligations
3.8    Employee Matters
3.9    Employee Benefit Plans
3.10   Commitments
3.11   Tax Matters
3.12   Assets
3.13   Effect of Transactions, Compliance with Obligations
3.14   Litigation
3.15   Legal Compliance
3.16   Subsidiaries
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3.17   Brokerage
3.18   Environmental Matters
3.19   Certain Payments
3.20   Consents
3.21   Authorization to Issue Stock
3.22   SEC Reports


SECTION 4. THE STOCKHOLDERS COVENANTS

4.1    Consummation of Agreement
4.2    Business Operations
4.3    Access


SECTION 5. SONOMA'S COVENANTS

5.1    Consummation of Agreement
5.2    Business Operations
5.3    Access
5.4    Approvals of Third Parties


SECTION 6. INDEMNIFICATION

6.1    Indemnification by the Stockholders
6.2    Indemnification by Sonoma
6.3    Conditions of Indemnification
6.4    Waiver
6.5    Remedies Not Exclusive
6.6    Costs, Expenses and Legal Fees
6.7    Specific Performance


SECTION 7. TERMINATION

7.1    Termination


SECTION 8. GENERAL

8.1    Amendments
8.2    Survival of Representations, Warranties and Covenants
8.3    Headings
8.4    Governing Law
8.5    Notices and Demands
8.6    Severability
8.7    Expenses
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8.8    Confidentiality, Publicity and Disclosures
8.9    Entire Agreement
8.10   Counterparts

                         SECURITIES EXCHANGE AGREEMENT



       Sonoma International, a Nevada corporation ("Sonoma"), the holders of limited partnership interests in Jamestown Resort & Marina, Ltd., a Kentucky limited partnership ("Jamestown"), who are signatories to this Agreement (the "Partners"), Clear Creek Investments, L.L.C., a Kentucky limited liability company ("Clear Creeks"), which is the sole stockholder of Jamestown Resort & Marina, Inc., a Kentucky corporation ("JRMI") and the general partner of Jamestown, enter into this Securities Exchange Agreement dated as of September 9, 1996 (this "Agreement").

SECTION 1. DESCRIPTION OF TRANSACTION

       1.1 Exchange of Securities. Subject to and upon the terms and conditions contained herein, at the Closing, Sonoma will issue 17,000,000 shares of the common stock, par value $.001 of Sonoma (the "Stock"), to Clear Creek and the Partners (collectively, the "Securityholders") in accordance with
Schedule 1.1, and in consideration therefore, the Partners will transfer, assign and convey all of the limited partnership interests in Jamestown (the "Partnership Interests") to Sonoma and Clear Creek will transfer, assign and convey all issued and outstanding capital stock of JRMI to Sonoma.

       1.2 Closing. The closing (the "Closing") of the transactions contemplated herein will take place at the offices of Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202, at 10:00 a.m., on the date as soon as practicable after the date hereof and as agreed to by the parties hereto (the "Closing Dates).

       1.3    Closing Deliveries. At the Closing, the following shall occur:

              (a) Clear Creek shall have delivered to Sonoma certificates representing all the issued and outstanding capital stock of JRMI (the "JRMI Stock"), together with stock powers, executed in blank;

              (b) Jackson & Walker, L.L.P., counsel for Clear Creek and the Partners, shall have delivered to Sonoma a legal opinion, dated as of the Closing Date and in form and substance reasonably satisfactory to Sonoma;

              (c) Robert A. Forrester, counsel for Sonoma, shall have delivered to the Securityholders a legal opinion, dated as of the Closing Date and in form and substance reasonably satisfactory to the Securityholders;

              (d) The Securityholders shall have delivered to Sonoma all authorizations, consents, approvals, permits and licenses referenced in
Schedule 2.7.





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              (e) Sonoma shall have delivered to the Securityholders a copy of the resolutions of the Board of Directors of Sonoma authorizing the execution, delivery and performance of this Agreement and all related documents and agreements, each certified by the Secretary of Sonoma as being true and correct copies of the originals thereof subject to no modifications or amendments.

              (f) Sonoma shall have delivered to the Securityholders a certificate of its Secretary certifying as to the incumbency of the directors and officers of Sonoma and as to the signatures of such directors and officers who have executed documents delivered at the Closing on behalf of Sonoma.

              (g) The Securityholders shall have delivered to Sonoma a written appraisal which states that the assets of Jamestown, as of the date of such appraisal, have a fair market value of not less than $10,000,000.

              (h) Each director of Sonoma shall have submitted to Sonoma such director's resignation, dated effective immediately following the Closing, and Charles W. Henne, William J. Hall and Peter Sachmann shall have been elected as directors of Sonoma.

       1.4 Conditions to Closing of Sonoma. Except as may be waived in writing by Sonoma, the obligations of Sonoma to acquire the Partnership Interests and the Stock are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

              (a) The representations and warranties of the Securityholders contained herein shall have been true and correct in all respects when initially made and shall be true and correct in all respects as of the Closing Date.

              (b) The Securityholders shall have performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by the Securityholders on or prior to the Closing Date.

              (c) No investigation, action, proceeding or order by any court or governmental body or agency shall have been threatened, orally or in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

              (d) No material adverse change in the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Jamestown shall have occurred since the date of the Jamestown Balance Sheet.

              (e) All authorizations, approvals consents and waivers of any governmental authority or third party, each as required to permit the consummation of the transactions contemplated by this Agreement, shall have been obtained and shall not be terminated, suspended or withdrawn as of the Closing Date.





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              (f) Sonoma shall have completed a due diligence review of the business, operations and financial statements of Jamestown and JRMI the results of which shall be satisfactory to Sonoma in its sole discretion.

              (g) Sonoma shall have received all documents, duly executed in form satisfactory to Sonoma and its counsel referred to in Section 1.3 above.

       1.5 Conditions to Closing of the Securityholders. Except as may be waived in writing by Clear Creek and the Partners holding a majority of the Partnership Interests, the obligations of the Securityholders hereunder are subject to fulfillment at or prior to the Closing Date of each of the following conditions:

              (a) The representations and warranties of Sonoma contained herein shall have been true and correct in all respects when initially made and shall be true and correct in all respects as of the Closing Date.

              (b) Sonoma shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date.

              (c) No investigation, action, proceeding or order by any court or governmental body or agency shall have been threatened orally or in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

              (d) No material adverse change in the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Sonoma shall have occurred since the date of the Sonoma Balance Sheet.

              (e) All authorizations, approvals consents and waivers of any governmental authority or third party, each as required to permit the consummation of the transactions contemplated by this Agreement, shall have been obtained and shall not be terminated, suspended or withdrawn as of the Closing Date.

              (f) The Securityholders shall have completed a due diligence review of the business, operations and financial statements of Sonoma, the results of which shall be satisfactory to the Securityholders in their sole discretion.

              (g) Sonoma shall have, by reverse stock split or exchange not involving the payment of cash or incurring of debt by Sonoma, reduced the number of issued and outstanding shares of its common stock to 3,000,000, on a fully diluted basis, including without limitation, all outstanding warrants, options, convertible securities or other commitments to issue common stock.





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              (h) Garfield Bank, a California corporation ("Bank"), shall have agreed in writing that all conditions precedent set forth in the Conditional Settlement Agreement by and between Bank and Sonoma have been satisfied or waived and Bank shall have filed a Satisfaction of Judgment with the applicable court.

              (i) All tax returns listed on Schedule 3.11 below shall have been filed, and all taxes required to be paid thereon shall have been paid.

              (j) The Securityholders,as the case may be, shall have received all documents referred to in Section 1.3 above.

       1.6 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

              (a) "Agreement of Limited Partnership" shall mean the Agreement of Limited Partnership of Jamestown, as amended to date.

              (b) "Cash Compensation" shall mean wages, salaries, bonuses (discretionary and formula) and other compensation paid or payable in cash.

              (c) "Code" shall mean the Internal Revenue Code.

              (d) "Environmental Laws" shall mean any laws or regulations pertaining to health or the environment, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended from time to time ("CERCLA") (including without limitation as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and regulations promulgated under CERCLA,
(ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901 et seq.), as amended from time to time ("RCRA"), and regulations promulgated thereunder, (iii) statutes, rules or regulations, whether federal, state or local, relating to asbestos or polychlorinated biphenyls, and (iv) the provisions contained in the statutes of any applicable state statutes.

              (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (f) "GAAP" shall mean generally accepted accounting principles.

              (g) "Jamestown Balance Sheet" shall mean the balance sheet of Jamestown as of June 30, 1996, which Jamestown Balance Sheet is included in the Jamestown Financial Statements.

              (h) "Jamestown Financial Statements" shall mean (i) the audited balance sheet, statement of operations and statements of cash flow of Jamestown as of December 31, 1994 and 1995 and (ii) unaudited balance sheets, statements of operations and statements of cash flow of Jamestown for the 6-month period ended June 30, 1996.





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              (i) "Proprietary Rights" shall mean (a) all trade-marks,
trade-names, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents, copyrights and applications currently owned, in whole or in part, by Jamestown with respect to the business of Jamestown and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which Jamestown is a party (including expiration date if applicable); and (b) all agreements relating to technology, know-how or processes that Jamestown is licensed or authorized to use by others, or which it licenses or authorizes others to use.

              (j) "Securities Acts" shall mean the Securities Act of 1933, as amended.

              (k) "Sonoma Balance Sheet" shall mean the balance sheet of Sonoma as of June 30, 1996, which Sonoma Balance Sheet is included in the Sonoma Financial Statements.

              (l) "Sonoma Financial Statements" shall mean (i) the audited balance sheet, statement of operations and statements of cash flow of Sonoma as of December 31, 1994 and 1995 and (ii) unaudited balance sheets, statements of operations and statements of cash flow of Sonoma for the 6-month period ended June 30, 1996.

              (m) "Subsidiary" shall mean any corporation, partnership, joint venture or other legal entity in which another entity owns, directly or indirectly, an equity interest.


SECTION 2. REPRESENTATIONS OF THE SECURITYHOLDERS

       Clear Creek as to itself, JRMI and Jamestown, and the Partners as to themselves (explicitly, not as to JRMI or Jamestown), severally and not jointly, represent and warrant to Sonoma that:

       2.1 Organization. Jamestown is a limited partnership, and JRMI is a corporation, each validly existing and in good standing under the laws of the State of Kentucky, and neither is required to be qualified to do business as a foreign limited partnership in any other jurisdiction.

       2.2 Partnership Power. Each of Jamestown and Clear Creek has all required power and authority to own its properties and to carry on its business as presently conducted and as proposed to be conducted. Each Securityholder has all required power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement.

       2.3 Authorization. All action on the part of each Securityholder necessary for the authorization, execution, delivery and performance of this Agreement by such Securityholder and the performance of such Securityholders' obligations hereunder have been taken. This Agreement and all documents executed pursuant to this Agreement are valid and binding obligations of each Securityholder, enforceable according to its terms, except as may be limited by
(a) applicable bankruptcy, insolvency, reorganization or other similar laws of general





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application relating to or affecting the enforcement of creditor rights, (b)
laws and judicial decisions regarding indemnification for violations of federal securities laws, and (c) the availability of specific performance or other equitable remedies.

       2.4 Capitalization. The names and ownership interests of the Partners in Jamestown are as set forth in Schedule 2.4. There are no other owners of a partnership interest in Jamestown and there are no outstanding options, or other rights or obligations to purchase or acquire an interest in Jamestown, nor any outstanding securities convertible into or exchangeable for such an ownership interest. There are no agreements to which Jamestown, any of the Partners, Clear Creek or JRMI is a party or has knowledge regarding the issuance, registration, voting or transfer of any partnership interest in Jamestown or capital stock in JRMI. Clear Creek is the sole shareholder of JRMI.

       2.5 Effect of Transactions, Compliance with Obligations. Each Securityholder's execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement does not and will not violate any terms of the Agreement of Limited Partnership of Jamestown, the Certificate of Incorporation or Bylaws of JRMI, or any judgment, decree or order, or any material contract or obligation of such Securityholder, or any statute, rule or regulation of any federal, state or local government or agency applicable to such Securityholder, or any material contract to which such Securityholder is bound. No consent, approval or filing with any regulatory agency is required to be taken by such Securityholder in connection with the transactions contemplated by the Agreement, except those which such Securityholder has obtained or made in a timely manner.

       2.6 Brokerage. There are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by Jamestown or JRMI, other than any fee owed to Clear Creek. Each Securityholder agrees to indemnify and hold Sonoma harmless for any such brokerage commissions, finders fees or similar compensation.

       2.7 Consents. Except as set forth on Schedule 2.7, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of the Securityholders.

       2.8 Status of Securityholders. Each of the Securityholders is knowledgeable and experienced in making venture capital investments, and is able to bear the economic risk of the loss of its investment in Sonoma. Each Securityholder is acting on its own behalf in connection with the investigation and examination of Sonoma and its decision to execute this Agreement and exchange its Partnership Interests or the JRMI Stock for the Stock.

       2.9 Unregistered Securities Under Securities Act. Each Securityholder acknowledges that the Stock has not been registered under the Securities Act and therefore the Stock is not





                                     - 6 -
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fully transferable except as permitted under various exemptions contained in the Securities Act and the rules of the Securities and Exchange Commission thereunder. Each Securityholder acknowledges that a legend to such effect shall be placed on the certificates representing the Stock.

       2.10 No Distribution of Stock to Public. Each Securityholder represents and warrants that such Securityholder is receiving the Stock for its own account, not for the purpose of resale or any other distribution of the Stock. Each Securityholder represent and warrant that such Securityholder has no present intention of disposing of all or any part of such shares.


SECTION 3. REPRESENTATIONS OF SONOMA

       Sonoma hereby represents and warrants to the Securityholders that:

       3.1 Organization. Sonoma is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction.

       3.2 Corporate Power. Sonoma has all required corporate power and authority to own its properties and to carry on its business as presently conducted and as proposed to be conducted. Sonoma has all required corporate power and authority to execute and deliver this Agreement, and to carry out the transactions contemplated by this Agreement.

       3.3 Authorization. All corporate action on the part of Sonoma, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by Sonoma and the performance of all of Sonoma's obligations hereunder has been taken. This Agreement and all documents executed pursuant to this Agreement are valid and binding obligations of Sonoma, enforceable according to their terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (b) laws and judicial decisions regarding indemnification for violations of federal securities laws, and (c) the availability of specific performance or other equitable remedies. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Sonoma.

       3.4 Capitalization. The authorized and issued capital stock of Sonoma and the names and ownership interests of the shareholders of Sonoma are as set forth in Schedule 3.4. All of the presently outstanding shares of capital stock of Sonoma have been validly authorized and issued and are fully paid and nonassessable. Except as provided in Schedule 3.4, Sonoma has not issued any other shares of its capital stock and there are no outstanding options, warrants, subscriptions or other rights or obligations to purchase or acquire any of such shares, nor any outstanding securities convertible into or exchangeable for such shares. Except as disclosed on Schedule 3.4 or as contemplated under this Agreement (and the other agreements executed in connection herewith), there are no agreements to which Sonoma is a party or has knowledge regarding the issuance, registration, voting or transfer of its outstanding shares of capital stock. No dividends are accrued but unpaid on any capital stock of Sonoma.

       3.5 Preemptive Rights, Registration Rights. There are no preemptive rights affecting the issuance or sale of Sonoma's capital stock. Sonoma is not under any contractual obligation to register (in compliance with the filing requirements and being deemed effective under the Securities Act) any of its presently outstanding securities or any of its securities which may hereafter be issued, except as described in Schedule 3.5.

       3.6 Financial Statements. Schedule 3.6 contains correct and complete copies of the Sonoma Financial Statements. The Sonoma Financial Statements are in accordance with the books and records of Sonoma, and have been prepared consistent with past practices, have been prepared in accordance with GAAP (except that the unaudited Sonoma Financial Statements do not contain notes) and present fairly in all material respects the financial position of Sonoma on the dates of such statements and the results of their operations for the periods covered. Sonoma maintains its books, records and accounts in accordance with good business practice and in sufficient detail to reflect accurately and fairly the transactions and dispositions of its assets, liabilities and securities.

       3.7 Liabilities and Obligations. A description of all liabilities and obligations of Sonoma, accrued, contingent or otherwise (known or unknown and asserted or unasserted), arising out of transactions effected or events occurring on or prior to the date thereof are as set forth on Schedule 3.7 attached hereto, which liabilities and obligations will be the only liabilities and obligations of Sonoma on the Closing Date. Except as set forth in Schedule 3.7, Sonoma is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and Sonoma knows of no basis for the assertion of any other claims or liabilities of any nature or in any amount.

       3.8    Employee Matters. Sonoma has no employees.

       3.9 Employee Benefit Plans. Sonoma does not have or, in the past five years has had or been subject to, any Employee Benefit Plans.

       3.10 Commitments. Sonoma is not a party to any document, instrument or agreement, except as set forth on Schedule 3.10.

       3.11 Tax Matters. Except as set forth in Schedule 3.11, all required foreign, federal, state, local and other tax returns, notices and reports (including, without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment tax returns) of Sonoma have been accurately prepared and duly and timely filed, and all foreign, federal, state, local and other taxes required to be paid with respect to the periods covered by such returns have been paid. Sonoma is not





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and have not been delinquent in the payment of any tax, assessment or governmental charge. Sonoma has never had any tax deficiency proposed or assessed against it and have not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Except for sales tax audits, none of Sonoma's franchise tax returns has ever been audited by governmental authorities. No tax audit, action, suit, proceeding investigation or claim is now pending nor, to the best of Sonoma's knowledge, threatened against Sonoma, and no issue or question has been raised (and is currently pending) by any taxing authority in connection with any of Sonoma's tax returns or reports.

       3.12 Assets. Sonoma has no assets, personal or real, tangible or intangible.

       3.13 Effect of Transactions: Compliance with Obligations. Sonoma's execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement, and the performance of the business of their respective business as now conduced, does not and will not violate any terms of the Articles of Incorporation or Bylaws of Sonoma or violate any judgment, decree or order, or any material contract or obligation of Sonoma, or any statute, rule or regulation of any federal, state or local government or agency applicable to Sonoma. The offer and sale of the Stock will be in compliance with federal and state securities laws. No consent, approval or filing with any regulatory agency is required to be taken by Sonoma in connection with the transactions contemplated by the Agreement, except those which Sonoma has obtained or made in a timely manner, except for any filing of Form D or any applicable state blue sky filing that may be made by Sonoma after the Closing.

       3.14 Litigation. There is no litigation, arbitration or governmental proceeding or investigation pending or, to the knowledge of Sonoma, threatened
(a) against Sonoma, (b) affecting any of the properties or assets of Sonoma, or
(c) against any officer, director, shareholder or employee of Sonoma in such capacity or relating to his prior employment relationships. Sonoma is not aware of any fact that is likely to form the basis of any such litigation, arbitration or proceeding.

       3.15 Legal Compliance. Sonoma has all material franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its business as presently conducted. The business and operations of Sonoma have been and are being conducted in accordance with all applicable laws, rules and regulations, and Sonoma is not in violation of any judgment, law or regulation.

       3.16 Subsidiaries. Sonoma does not have any direct or indirect Subsidiaries.

       3.17 Brokerage. There are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by Sonoma. Sonoma agrees to indemnify and hold the Securityholders harmless for any such brokerage commissions, finders fees or similar compensation.

       3.18 Environmental Matters. Neither Sonoma nor any of its assets is currently in violation of, or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under, any Environmental Laws. To the best knowledge of Sonoma, the assets of Sonoma have never been used in a manner that would be in violation of any of the Environmental Laws, including without limitation CERCLA, RCRA and any applicable state statutes. Sonoma has not obtained and is not required to obtain, and Sonoma has no knowledge of any reason Sonoma will be required to obtain, any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by Sonoma by reason of any Environmental Laws. To the best knowledge of Sonoma, none of the assets owned or leased by Sonoma are on any federal or state "Superfund" list or subject to any environmentally related liens.

       3.19 Certain Payments. To the best knowledge of Sonoma, neither Sonoma nor any director, officer or employee of Sonoma has paid or caused to be paid, directly or indirectly, in connection with the business of Sonoma: (a) to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment; or (b) any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or as otherwise permitted by applicable law).

       3.20 Consents. Except as set forth on Schedule 3.20, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Sonoma.

       3.21 Authorization to Issue Stock. Sonoma has taken, or will have taken on or prior to the Closing, all action necessary to permit it to issue the Stock to the Securityholders. The Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable, free and clear of any liens, claims, charges or security interest and no shareholder of Sonoma will have any preemptive right of subscription or purchase in respect thereof.

       3.22 SEC Reports. Since June 30, 1995, Sonoma has filed all forms, documents and reports with the SEC required to be filed by it pursuant to federal securities laws and the SEC rules and regulations thereunder (the SEC Reports), all of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act. To the knowledge of Sonoma, the SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

SECTION 4. THE SECURITYHOLDERS COVENANTS

       The Securityholders, severally and not jointly, agree that between the date hereof and the Closing:

       4.1 Consummation of Agreement. The Securityholders shall use all reasonable commercial efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions.

       4.2 Business Operations. Clear Creek shall cause Jamestown and JRMI to operate their respective businesses in the ordinary course. Clear Creek shall use its best efforts to preserve the businesses of Jamestown and JRMI intact. The Securityholders shall not take any action that could adversely affect the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Jamestown or JRMI without the prior written consent of Sonoma or take or fail to take any action that would cause or permit the representations made in Section 2 to be inaccurate at the time of Closing or the Securityholders from making such representations and warranties at the Closing.

       4.3 Access. Clear Creek shall permit Sonoma and its authorized representatives full access to, and make available for inspection, all of the assets and businesses of Jamestown and JRMI, and permit Sonoma and its authorized representatives to inspect and make copies of all documents, records and information with respect to the affairs of Jamestown and JRMI as Sonoma and its representatives may request, all for the sole purpose of permitting Sonoma to become familiar with the business and assets and liabilities of Jamestown and JRMI.


SECTION 5. SONOMA'S COVENANTS

       Sonoma agrees that between the date hereof and the Closing:

       5.1 Consummation of Agreement. Sonoma shall use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions.

       5.2 Business Operations. Sonoma shall operate its business in the ordinary course. Sonoma shall not take any action that could adversely affect the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Sonoma without the prior written consent of the Securityholders or take or fail to take any action that would cause or permit the representations made in Section 3 to be inaccurate at the time of Closing or preclude Sonoma from making such representations and warranties at the Closing.

       5.3 Access. Sonoma shall permit the Securityholders and their authorized representatives full access to, and make available for inspection, all of the assets and business of Sonoma, and permit the Securityholders and their authorized representatives to inspect and make copies of all documents, records and information with respect to the affairs of Sonoma as the Securityholders and their representatives may request, all for the sole purpose of the Securityholders to become familiar with the business, assets and liabilities of Sonoma.

       5.4 Approvals of Third Parties. Sonoma shall use its best efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby.


SECTION 6. INDEMNIFICATION

       6.1 Indemnification by the Securityholders. Subject to the terms and conditions of this Section 6, each Securityholder severally (as to itself only) and not jointly, agree to indemnify, defend and hold Sonoma and its directors, officers, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by such indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of such Securityholder contained herein, in any exhibit, schedule, certificate or financial statement delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby.

       6.2 Indemnification by Sonoma. Subject to the terms and conditions of this Section 6, Sonoma hereby agrees to indemnify, defend and hold the Securityholders and its or their respective directors, officers, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by any of such indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of Sonoma contained herein or in any exhibit, schedule or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby.

       6.3 Conditions of Indemnification. The respective obligations and liabilities of the Securityholders and Sonoma (the "indemnifying party") to the other (the "party to be indemnified") under Sections 6.1 and 6.2 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

              (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be identified unless
(i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the patty to be indemnified and the party to be indemnified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

              (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

              (c) Notwithstanding the foregoing, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified. The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

       6.4 Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement, any exhibit or any document, instrument or certificate contemplated hereby shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

       6.5 Remedies Not Exclusive. The remedies provided in this Section 6 shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

       6.6 Costs, Expenses and Legal Fees. Each party hereto shall bear its own costs and expenses (including attorneys' fees and expenses), except that each party hereto that is shown to have breached this Agreement or any other agreement contemplated hereby agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by any other party in successfully (i) enforcing any of the terms of this Agreement against such breaching party or (ii) proving that another party breached any of the terms of this Agreement.

       6.7 Specific Performance. Each party acknowledges that a refusal by any party hereto to consummate the transactions contemplated hereby will cause irreparable harm to the other parties to this Agreement, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, each party shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

SECTION 7. TERMINATION

       7.1    Termination.  This Agreement may be terminated:

              (a) At any time prior to the Closing Date by mutual agreement of all parties.

              (b) By any party if the Closing does not occur on or prior to December 31, 1996.

              (c) At any time prior to the Closing Date by Sonoma if any representation or warranty of the Securityholders contained in this Agreement or in any certificate or other document executed and delivered by the Securityholders pursuant to this Agreement is or becomes untrue or breached in any material respect, or if the Securityholders fail to comply in any material respect with any covenant contained herein.

              (d) At any time prior to the Closing Date by the Securityholders if any representation or warranty of Sonoma contained in this Agreement or in any certificate or other document executed and delivered by Sonoma pursuant to this Agreement is or becomes untrue or breached in any material respect, or if Sonoma fails to comply in any material respect with any covenant contained herein.

In the event this Agreement is terminated pursuant to subparagraph (b), (c) or
(d) above, each party shall be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available at law or in equity. In the event of a termination of this Agreement under the provisions of this
Section 7, a party not then in material breach of this Agreement shall stand fully released and discharged of any and all obligations under this Agreement.

SECTION 8. GENERAL

       8.1 Amendments. This Agreement may not be amended, except in a written document signed by Sonoma, Clear Creek and the Partners holding a majority of the Partnership Interests.

       8.2 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the parties hereto pursuant to this Agreement shall be deemed to have been representations and warranties by the parties hereto, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing for a period of three years.

       8.3 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

       8.4 Governing. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

       8.5 Notices and Demands. Any notice or demand which is permitted or required hereunder will be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) or one (1) day after sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested to the addresses listed on Schedule 8.5 attached hereto, or at any other address designated by any party hereto to all other parties hereto in writing.

       8.6 Severability. If any provision of this Agreement is held invalid under applicable law, such provision will be ineffective to the extent of such invalidity, and such invalid provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity will not invalidate the remainder of this Agreement.

       8.7 Expenses. Each party hereto will bear its own fees for counsel and accountants and other expenses relating to the negotiation and consummation of the transactions contemplated herein.

       8.8 Confidentiality, Publicity and Disclosures. Each party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure (i) by press release, filing or otherwise that is required by federal securities laws, or (ii) to attorneys, accountants, investment bankers or other agents of the parties assisting the parties in connection with the transactions contemplated by this Agreement.

       8.9 Entire Agreement. This Agreement and the exhibits to this Agreement constitute the entire agreement of the parties, and supersede any prior agreements.

       8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.


       The undersigned have executed this Agreement as of the day and year first written above.



                                   SONOMA INTERNATIONAL


                                   BY: /s/ Harry W. Henderson
                                      ------------------------------------------
                                           Harry W. Henderson, President


                                   CLEAR CREEK INVESTMENTS, L.L.C.


                                   BY:
                                      ------------------------------------------
                                   ITS:
                                       -----------------------------------------

                                 SIGNATURE PAGE
                                       TO
                       SECURITIES AND EXCHANGE AGREEMENT

       This signature page to the Securities and Exchange Agreement, dated as of August 15, 1996, by and among Sonoma International, Inc., a Nevada corporation, the holders of limited partnership interests in Jamestown Resort & Marina, Ltd., a Kentucky limited partnership, who are signatories thereto, and Clear Creek Investments, L.L.C., a Kentucky limited liability company, is executed by the undersigned as of the date set forth above.



                                   If an individual:




                                   ---------------------------------------------
                                   Printed name:
                                                --------------------------------



                                   If a legal entity:


                                   SONOMA INTERNATIONAL
                                   ---------------------------------------------
                                   (type in name)


                                   By: /s/ Harry W. Henderson
                                      ------------------------------------------
                                   Title:  President